Exhibit 10.42

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SECOND AMENDMENT TO THE LICENSE AGREEMENT

UC Control Number 2011-04-0059

THIS SECOND AMENDMENT (the “Second Amendment”), dated July 29, 2011 (the “Effective Date”), is made by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through the offices of The University of California, Los Angeles located at 11000 Kinross Avenue, Suite #200, Los Angeles, CA 90095-1406 and NEUROSIGMA, INC. (“Licensee”) having a principal place of business at 10960 Wilshire Boulevard., Suite 1230, Los Angeles, CA, 90024 and amends the license agreement with Licensee, dated July 26, 2010 with UC Control Number 2011-04-0059 (the “License Agreement”) as amended by the first amendment dated January 9, 2011 with UC Control Number 2011-04-0059C (such amendment are also part of the License Agreement for purposes of this agreement) in accordance with the terms and conditions of this Second Amendment.

RECITALS

WHEREAS, the parties desire to amend earned royalty;

WHEREAS, the parties desire amend the use of names and trademarks;

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this Second Amendment mutually agree to amend the License Agreement as follows:

1.	Add the following sentence immediately after the first sentence of PARAGRAPH 3.1 of the License Agreement:

“For purposes of clarity, such third parties may be affiliates or joint ventures.”

2.	Replace the first sentence of Paragraph 5.1 of the License Agreement with the following:

“Licensee must pay to The Regents for sales by Licensee and Sublicensees an earned royalty at the rates set forth below (such royalty an “Earned Royalty”):

5.1a	***** percent (*****%) of Net Sales of Licensed Products for the first $ ***** to $ ***** million in cumulative Net Sales;

5.lb	***** percent (*****%) of Net Sales of Licensed Products for the first $ ***** million to $ ***** million in cumulative Net Sales;

FTN XE 2nd AMNT (Neurosigma • 2011-04-0059) 08 10 l1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

5.lc	***** percent (*****%) of Net Sales of Licensed Products for the first $ ***** million to $ ***** million in cumulative Net Sales;

5.1d	***** percent (*****%) of Net Sales of Licensed Products for the first $ *****million to $ ***** million in cumulative Net Sales; and

5.1e	***** percent (*****%) of Net Sales of Licensed Products for cumulative Net Sales in excess of $ ***** million.”

3.	Replace Article 16 (USE OF NAMES AND TRADEMARKS) of the License Agreement in its entirety with the following:

“16.    USE OF NAMES AND TRADEMARKS

16.1	California Education Code Section 92000 prohibits use of University’s names to suggest that University endorses a product or service. Therefore, except as may be required by governmental law, rule or regulation, Licensee agrees that it shall not make any public representation or statement which would constitute an express or implied endorsement by The Regents of any Licensed Product, and that it shall not authorize others to do so, without first having obtained written approval from The Regents. To the extent that the provisions on this Paragraph 16.l are inconsistent with other existing written agreements with The Regents, such other agreement shall prevail.”

All other terms and conditions of the License Agreement remain the same.

This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized representatives for good and valuable consideration.

NEUROSIGMA, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Leon Ekchian	By:	/s/ Emily Loughran
Name:	Leon Ekchian	Name:	Emily Loughran
Title:	President & CEO	Title:	Director of Licensing
Date:	August 11, 2011	Date:	August 11, 2011

FTN XE 2nd AMNT (Neurosigma • 2011-04-0059) 08 10 l1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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